                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 21, 1997


                            TRIMARK HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


         0-18613                                       95-4272695
     (Commission File                              (I.R.S. Employer
         Number)                                Identification Number)


                   2644 30TH STREET
               SANTA MONICA, CALIFORNIA                         90405
       (Address of principal executive offices)              (Zip Code)


                                (310) 314-2000
             (Registrant's telephone number, including area code)


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                            Exhibit Index: Page 4
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ITEM 5.   OTHER EVENTS
          ------------

On July 21, 1997, Trimark Holdings, Inc. (the "Registrant") announced that it has retained the investment banking firm, Societe Generale Bannon, to advise the company on various strategic alternatives to help enhance shareholder value. A copy of the press release issued by the Registrant in connection with this matter is filed with this report as Exhibit 99.4.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

a.   Financial Statements of Business Acquired
     -----------------------------------------

Not applicable.



b.   Pro Forma Financial Information
     -------------------------------

Not applicable.


c.   Exhibits
     --------

Exhibit 99.4 - The press release issued by the Registrant on July 21, 1997 announcing that it has retained the investment banking firm Societe Generale Bannon is filed as Exhibit 99.4 to this report and incorporated in this report by reference for all purposes.


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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TRIMARK HOLDINGS, INC.
                                       --------------------------------
                                                 (Registrant)



Date: August 5, 1997                   /s/ James E. Keegan
     ---------------                   --------------------------------
                                        James E. Keegan
                                        Senior Vice President - Finance
                                        and Chief Financial Officer

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                               INDEX TO EXHIBITS

Exhibit No.           Description                       Method of Filing
-----------   ---------------------------------------   ----------------

  99.4        Press release of the Registrant           filed herewith
              dated July 21, 1997.                      electronically

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